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BLOCKBUSTER

BLOCKBUSTER Lenders’ Conference Call Presentation June 28, 2007 Exhibit 99.1

PAGE 2 BLOCKBUSTER
Forward-Looking Statements
These slides are provided as part of Blockbuster's presentation and should be viewed in the context of the presentation and Blockbuster's most recent
Form 10-K, Form 10-Q and Form 8-Ks filed with or furnished to the Securities and Exchange Commission ("SEC"), all of which can be found on the
Investor Relations section of www.blockbuster.com.
This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the
Securities Exchange Act of 1934.  All statements that do not relate strictly to historical or current facts are forward-looking, including those regarding our operations, strategies, initiatives and investments, objectives, plans, goals and business and financial outlook.
These forward-looking statements are based on management's current intent, belief, expectations, estimates and projections regarding our company and our industry. They are not guarantees of future performance and involve risks, uncertainties, assumptions and other factors that are difficult to predict.  Actual results may vary materially from those expressed in or indicated by the forward-looking statements due to a variety of factors, including: (1) overall industry performance and the accuracy of our estimates and judgments regarding trends impacting the home video industry, (2)
consumer appeal of our online subscription offering, combined in-store and online consumer offering, including BLOCKBUSTER Total Access, and other existing and planned product and service offerings, (3) our ability to respond to changing consumer preferences, including with respect to video on demand, digital distribution and other new technologies and alternative methods of content delivery, and to effectively adjust our offerings as necessary, (4) the impact of in-store and online competitor pricing and product and service offerings, (5) our ability to obtain favorable terms from suppliers, including on matters such as copy depth and uses of product, (6) the studios' dependence on revenues generated from retail home video and their related determinations with respect to pricing and the timing of distribution of their product, (7) variability in consumer appeal of movie titles and games software released for rental and sale, (8) our ability to comply with operating and financial restrictions and covenants in our debt agreements and any adverse publicity relating thereto, as well as difficulties and delays associated with our efforts to obtain, or our inability to consummate, in whole or in part, the amendment to our credit agreement which we are currently seeking, (9) the extent and timing of our investments to develop and implement our initiatives and our ability to effectively control overall operating expenses and capital expenditures, (10) our ability to effectively and timely prioritize and implement our initiatives and our related ability to timely implement and maintain the necessary information technology systems and infrastructure to support our initiatives, (11) our ability to capitalize on anticipated industry consolidation, (12) the application and impact of future accounting policies or interpretations of existing accounting policies, (13) developments affecting our outstanding and any future litigation and claims against us, (14) a change in the composition of our key management personnel and any shift in strategy in connection therewith, and (15) other factors described in our filings with the SEC, including those discussed under the heading “Risk Factors” in our Form 10-K for the year ended December 31, 2006 and under the heading “Disclosure Regarding Forward-Looking Information” in our Form 10-Q for the quarter ended April 1,
2007.
The forward-looking statements in this presentation are made only as of the date of this presentation and we undertake no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future.

PAGE 3 BLOCKBUSTER
Agenda
Blockbuster Management Participants
Robert Bowman, Director
John Antioco, Chairman and CEO
Larry Zine, Chief Financial Officer
Mary Bell, Senior Vice President, Finance & Accounting, and Corporate Treasurer
Blockbuster Update
Business Update
Status of BLOCKBUSTER Total Access

BLOCKBUSTER Blockbuster Business Update John Antioco, Chairman and CEO * * * * * * * * * * * *

PAGE 5 BLOCKBUSTER
Blockbuster Key Highlights
Large Entertainment
Industry
Leading Position in
Home Entertainment
World Recognized Brand
Positioned For Growth
Through Investment
Significant Cash Flow
The Company operates in a $35B entertainment industry
Movie rental is an important source of revenues for the studios
The Company is a market share leader with approximately 40%
market share in the rental market
Large store base with significant traffic and highest average revenue per store in the U.S. rental industry
The Company has a presence in 22 countries across the globe
Ability to leverage the BLOCKBUSTER
®
brand in the online space
Grew online business to 3 million total subscribers in less than 3 years
Provides completely convenient access to movies, in-store and online today, digital tomorrow
Exclusive content deal with The Weinstein Company
Significant cash flow generation supports investment in
BLOCKBUSTER Total Access
Proven record of debt reduction

PAGE 6 BLOCKBUSTER
Proven Record of Debt Reduction
Revolver Paydown Amortization Payments Asset Disposition
2005 2006 2007 YTD
$135.0M
$20.5M
$145.5M
$55.5M
$145.0M¹
$155.5M
$201.0M
Despite significant industry challenges and ongoing investment in online, we have paid down in excess of $500 million in debt over the past 2 years
Sale of
GAMESTATION, ®
RHINO VIDEO
GAMES ® and Taiwan
Cash Flow
from the
business
1 Includes $75M in proceeds from the convertible preferred offering
Cash Flow
from the
business
Proceeds from the convertible preferred offering

PAGE 7 BLOCKBUSTER
Launched online rental service
Eliminated late fees
Surpassed offerings of store-based rental competition
Leveled playing field with online rental, VOD/PPV
Launched BLOCKBUSTER Total Access
Links stores and online
No one else offers immediate accessibility from stores and
convenience/selection of online
Announced the expansion of Blu-Ray to 1,700 stores
Launched BLOCKBUSTER By Mail
Modify BLOCKBUSTER Total Access for expected profitability in
2008
Continue to grow online subscribers and integration of
stores, online and digital delivery
As Market Innovators, We Have Invested Heavily …
Future
August 2004
June 2007
June-Dec 2007
January 2005
November 2006

PAGE 8 BLOCKBUSTER
…And Have Been Delivering On Our Mission And Strategy….
Blockbuster will deliver on that mission by:
Giving customers control and flexibility as to how they access movies
Stores
Mail
Digital delivery (how and when TBD)
Developing strong consumer propositions at a great value
“No Late Fees”
BLOCKBUSTER Total Access
Exclusive content
Providing Completely Convenient Access to Movies
Providing Completely Convenient Access to Movies
You Will Love
You Will Love

PAGE 9 BLOCKBUSTER
Five consecutive quarters of
positive domestic movie rental
revenue comps
Consistently outperformed in-
store competition
Nearly doubled online subscriber
base in 5 months to exceed 3
million total subscribers
Expect to have over 4 million
online subscribers by the end of
the year
…While Improving Operating Economics…
Paid down in excess of $500
million in debt since November
2005 while aggressively
investing in online
Used proceeds from asset
sales for further debt reductions
Focus on
Core Assets
Strengthen
Balance Sheet
Grow Overall
Market Share
Accelerated closure of
underperforming and marginal
stores in the U.S.
Sold GAMESTATION, RHINO
VIDEO GAMES, MOVIE
TRADING COMPANY
®
and
Movie Brands Inc.
Exited Spain
Signed a 20-year licensing deal in
Brazil
Re-franchised Taiwan and
announced Australia
Continue to explore divestiture of
other non-core assets and
remaining international
operations

PAGE 10 BLOCKBUSTER
In 2006, we closed approximately 290 domestic BLOCKBUSTER stores located in close proximity to another BLOCKBUSTER store
We have transferred 25% of the revenue from closed stores to surrounding stores at a high margin
In 2007, we expect to close approximately 282 domestic BLOCKBUSTER stores and believe we will have similar benefits to 2006 closures
…Optimizing Our Store Base…
Total Net Revenue
EBITDA
$530,000
($30,000)
Avg. Store Closed
in 2006
32
121
85
23
11
18
0
25
50
75
100
125
0-1 Mile 1-2 Miles 2-3 Miles 3-4 Miles 4-5 Miles > 5Miles
Distance to Another BLOCKBUSTER Store

PAGE 11 BLOCKBUSTER
Consolidation of independents is expected to further drive market share growth
With superior consumer propositions, such as “No Late Fees” and BLOCKBUSTER Total
Access, we are stopping the defection of our customers to our online competitor and are poised to grow our in-store and online market share
…And At The Same Time Expanding Our Market Share.
Domestic Rental Market Share
1997
Domestic Rental Market Share
2006
Data Source: Blockbuster estimates and competitors’ public filings
Domestic Rental Market Share
2004
BBI launched
online service
41.1%
57.3%
36.5%
6.1%
BBI BBI Online Other NFLX
13.9%
38%
3.1%
45.0%
30.3%
69.6%

PAGE 12 BLOCKBUSTER
2007 YTD Business Update
Early results from BLOCKBUSTER Total Access are positive and online subscribers have grown dramatically
Subscriber growth doubled in the past 5 months to reach 3 million total subscribers at the end of
Q1 2007
More store traffic and transactions
Operating metrics continue to improve
We have invested significantly in BLOCKBUSTER Total Access during the first half of
2007 to capture market share in the overall video rental market and to set the stage for the expected future profitability of our online rental business
This increased investment in BLOCKBUSTER Total Access coupled with continued
softness in the in-store rental industry second quarter to date, will affect profitability for the first half of 2007
Before year-end, we intend to make modifications to our BLOCKBUSTER Total Access offering that we believe will balance continued subscriber growth and enhanced profitability
We believe that investment in BLOCKBUSTER Total Access today creates compelling subscriber monetization opportunities in 2008 and beyond

PAGE 13 BLOCKBUSTER
Domestic Rental Industry
Domestic Rental Industry Revenues¹
2004-2007; Billions
1 Adams Media Research
Significant growth in the online rental market has helped to offset the softness in the in-store industry
$8.9
$8.5
$8.4 $8.4
8.4
7.6
7.1
6.5
0.5
0.9
1.3
1.9
4.0
5.0
6.0
7.0
8.0
9.0
2004 2005 2006 2007E
In-store Online

PAGE 14 BLOCKBUSTER
Domestic In-store Rental Industry Was Soft In The First Half Of 2007
Domestic In-store Rental Industry YOY Revenue Expectations
1
2007 YTD; Percent
18.9%
8.6% 15.7%
15.9%
Domestic Home Video Release Revenues
2
2006 vs 2007E
2006
2007
Q1
2006 2007E
Q2
2006 2007E 2006 2007E
Q3
Q4
1 Blockbuster estimates
2 www.boxofficemojo.com and Blockbuster estimates
Expected
Actual
-7.5%
-13.1%
We believe a more favorable release slate in the second half of the year will create momentum for the rental industry

PAGE 15 BLOCKBUSTER
Future Online Market Growth - Customers Want Integration
BLOCKBUSTER Total Access appeals to the biggest growth segment within the rental market and is the only proposition that combines both –
in-store and online rental.
Growth Over the Next 5-10M Customers
Percent
Both
Store Only
Online Only
Source: Blockbuster-commissioned research
17%
23%
60%

PAGE 16 BLOCKBUSTER
620
1,320
1,260
20%
62%
50%
-
200
400
600
800
1,000
1,200
1,400
Q3 - 2006 Q4 - 2006 Q1 - 2007
0%
10%
20%
30%
40%
50%
60%
70%
Industry Net Adds (M's)
Blockbuster Percentage of Net Adds
BLOCKBUSTER Total Access - A Catalyst For Subscriber Growth…
Data Source: Blockbuster and Netflix public filings
Nov 2006 Launched
BLOCKBUSTER Total Access

PAGE 17 BLOCKBUSTER
…Improvement In Rental Revenues And Store Traffic…
Growing revenues from BLOCKBUSTER Total Access have helped offset the in-store revenue decline.
Additionally….
…Average store traffic is trending up since the launch of
BLOCKBUSTER Total Access…
… Which has translated into increased store rental
transactions.
Data Source: Blockbuster
$600
$700
$800
Q3 06 Q4 06 Q1 07
In-store Online
35,000
40,000
45,000
Q3 06 Q4 06 Q1 07
Domestic Rental Revenues
$ Million
Domestic Average Traffic Per Store
Quarterly, Thousands
4,000
4,300
4,600
4,900
Q3 06 Q4 06 Q1 07
Domestic Average Rental Transactions Per Store
Quarterly, Thousands

TOTAL ACCESS
In-store and online
BLOCKBUSTER
In-store only
HOLLYWOOD VIDEO

PAGE 18 BLOCKBUSTER
-15.0%
-11.0%
-7.0%
-3.0%
1.0%
5.0%
Q1 06 Q2 06 Q3 06 Q4 06 Q1 07
…And Outperformance Of The In-Store Competition.
Data Source: Blockbuster and competitors’ public flings
Launched
BLOCKBUSTER Total Access
-13.7%
-4.7%
Domestic Same-Store Rental Revenues
3.2%

PAGE 19 BLOCKBUSTER
The Time For Aggressive Growth Of BLOCKBUSTER Total Access Is Now
Data Source: Average of Kagan - State of Home Video 2006 and Adams Media Research - Hollywood Aftermarket, 2/28/07
Net Annual Online Subscribers
Millions
2006-2010
CAGR 15.4%
8.6
11.4
13.4
14.5
15.3
5
7
9
11
13
15
2006 2007E 2008E 2009E 2010E

PAGE 20 BLOCKBUSTER
Aggressive Growth Positions Blockbuster For 2008 And Beyond
$170M
Initial
Investment
Launch
Marketing
Note: For illustrative purposes only
More online subs
and
BLOCKBUSTER
Total Access
program
modifications
Profitability
+
+
=
We have invested significantly in BLOCKBUSTER Total Access during the first half of 2007 to:
Capture market share in the overall video rental market, and
Set the stage for the expected future profitability of our online rental business
Before year-end, we intend to make modifications to our BLOCKBUSTER Total Access offering that we believe will strike an appropriate balance between continued subscriber growth and enhanced profitability
The improvement in profitability does not include additional upside from subscriber monetization opportunities
2007
2008

Thank You For Shopping at
BLOCKBUSTER
www.blockbuster.com

NOW YOU DON'T HAVE TO CHOOSE.
NEVER BE WITHOUT A MOVIE
START YOUR FREE TRIAL TODAY.
WITHOUT THE WAIT

PAGE 21 BLOCKBUSTER
Our Goals For 2007
Acquire between 50%-70% of the total 2007 online
subscriber growth
Exceed 4 million online subscribers
Continued market share growth of
overall rental market
Further reduce debt levels with proceeds from
additional asset sales
To walk into 2008 firmly positioned for
growth in revenues and profitability